LOSS PER SHARE	12 Months Ended
Sep. 30, 2012
Earnings Per Share [Abstract]
LOSS PER SHARE
NOTE I- LOSS PER SHARE

The following table presents the computation of basic and diluted loss per share:

	For the Year Ended	For the Year Ended
	September 30, 2012	September 30, 2011
Net loss available for common shareholders	$(7,150,712)	$(10,515,124)
Net Loss per share – basic and diluted	$(0.01)	$(0.03)
Weighted average common shares outstanding-basic	576,091,498	376,833,809
Weighted average common shares outstanding-diluted	576,091,498	376,833,809

During the years ended September 30, 2012 and 2011, common stock equivalents are not considered in the calculation of the weighted average number of common shares outstanding because they would be anti-dilutive, thereby decreasing the net loss per common share.